UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2019 (April 12, 2019)

Entegris, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32598	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 436-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on January 27, 2019, Entegris, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Versum Materials, Inc. (“Versum”), providing for, subject to the terms and conditions therein, (1) the merger of Versum with and into Entegris (the “Merger”), with Entegris surviving and continuing as the surviving corporation in the Merger, and, (2) at the effective time of the Merger, the conversion of each outstanding share of common stock of Versum (other than shares owned by Versum (excluding any such shares owned by a Versum benefit plan or held on behalf of third parties)) into the right to receive 1.120 shares of common stock of the Company, plus cash in lieu of any fractional shares that otherwise would have been issued.

On April 8, 2019, Versum announced that its Board of Directors had received a revised proposal from Merck KGaA to acquire Versum and that Versum intended to terminate the Merger Agreement with Entegris and enter into a definitive agreement with respect to Merck’s proposal. On April 12, 2019, the Company received a termination notice from Versum terminating the Merger Agreement. Pursuant to the terms of the Merger Agreement, Entegris has received a $140 million termination fee from Versum.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by the terms and conditions of the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission by the Company on January 29, 2019, and is incorporated by reference herein.

Item 8.01	Other Events.

On April 12, 2019, the Company issued a press release confirming the termination of the Merger Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

As a result of the termination of the Merger Agreement, the special meeting of Entegris’ stockholders, which was to be held on April 26, 2019, for the purpose of voting on the Merger Agreement and proposed transactions related thereto, will not take place.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated April 12, 2019.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words “believe,” “expect,” “anticipate,” “intends,”

“estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements regarding the competitive ability and position of Entegris following the termination of the merger agreement with Versum Materials, Inc., our ability to execute on our business strategies and pursue alternate opportunities, and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this communication, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the announcement of the termination of the transaction with Versum could have adverse effects on the market price of the Entegris’ common stock; the risk that the termination of the merger agreement and its announcement could have an adverse effect on our business generally, including the ability of Entegris to retain customers, retain and hire key personnel and maintain relationships with suppliers and customers; significant transaction costs from the terminated merger; unknown liabilities; the risk of litigation and/or regulatory actions related to the merger or the termination of the merger agreement; potential changes to our strategy as a result of the termination of the merger agreement; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers’ rapidly changing requirements; our concentrated customer base; our dependence on sole source and limited source suppliers; raw material shortages and price increases; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions; our ability to protect and enforce intellectual property rights; operational, political and legal risks of our international operations; the level of, and obligations associated with, our indebtedness; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 11, 2019, and in our other periodic filings. Entegris assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2019	Entegris, Inc.

	By:	/s/ Bertrand Loy
Name: Bertrand Loy
Title: President and Chief Executive Officer